Employee benefit plans and compensation plans	12 Months Ended
Dec. 31, 2019
Retirement Benefits [Abstract]
Employee benefit plans and compensation plans
Employee benefit plans and compensation plans
Employee Benefit Plans
Sirius Group operates several retirement plans in accordance with the local regulations and practices. These plans cover substantially all Sirius Group employees and provide benefits to employees in event of death, disability, or retirement.
Defined benefit plans
Swedish and German employees of Sirius International can participate in defined benefit plans which are based on the employees' pension entitlements and length of employment. In Sweden, where a defined benefit pension plan is mandated by the government, Sirius International's employees participate in collective agreements funded by Sirius International. These collective agreements are managed by third party trustees who calculate the pension obligation, invoice Sirius International for additional funding, and invest the funds. All employees in Germany are covered by defined benefit pension plans sponsored by Sirius International called Sirius Rückversicherungs Service GmbH Pension Plan. Paid pension premiums are invested with Skandia Liv for employees in Sweden and with Allianz for employees in Germany. Skanda Liv held 94% of total plan assets in both 2019 and 2018. Allianz held 6% of total plan assets in both 2019 and 2018. Skandia manages the portfolio to be able to pay a guaranteed amount and a favorable return over time with the goal of getting the highest possible return along with well-balanced risk. The average return for the period 2017 through 2019 was 7.0%. The investment directive is decided by the Skandia Liv board of directors. To achieve the goals the portfolio is diversified with the asset allocation shown below.
The breakdown of the investment of plan assets for the years ended December 31, 2019 and 2018 are as follows:

	2019	2018
International equities	13.0%	11.4%
Swedish equities	8.9%	7.5%
Swedish nominal bonds	40.7%	40.3%
Real estate	10.2%	11.2%
Private equity	9.4%	10.4%
Other	17.8%	19.2%

The assumptions used to determine Swedish benefit obligations for the years ended December 31, 2019 and 2018 are as follows:

	2019	2018
Discount rate	2.3%	2.5%
Increase in compensation levels rate	3.3%	3.2%
Turnover rate	3.0%	3.0%

The Swedish actuaries follow the Swedish industry DUS14 mortality rate. The discount rate used to calculate the Swedish benefit obligation was derived from the expected return of an investment in Swedish covered mortgage bonds with a duration in accordance with the duration of the pension obligation. The duration of the Swedish pension liability is approximately 20 years.
The assumptions used to determine German benefit obligations for the years ended December 31, 2019 and 2018 are as follows:

	2019	2018
Discount rate	1.9%	1.7%
Increase in compensation levels rate	2.0%	2.0%

The German actuaries follow the Germany industry Richttafeln 2018 G mortality rates and standard turnover values for the years ended December 31, 2019 and 2018. The discount rate used to calculate the German benefit obligation was derived from markets yields on high quality corporate bonds with durations consistent with plan obligations. The duration of the German pension liability is approximately 17 years. The following tables present a reconciliation of the beginning and ending funded status and the net amounts recognized for the defined benefit plans for the years ended December 31, 2019 and 2018:

(Millions)	2019	2018
Change in benefit obligation
Projected benefit obligation, beginning of year	$17.5	$17.4
Service cost	1.5	1.0
Interest cost	0.4	0.4
Actuarial losses	2.9	0.6
Benefit payments	(1.2)	(0.4)
Tax payments	(0.3)	(0.2)
Currency revaluation effect	(0.6)	(1.3)
Projected benefit obligation, end of year	20.3	17.5
Change in plan assets
Fair value of plan assets, beginning of year	16.4	16.1
Employer contributions	1.4	1.2
Benefit payments	(0.4)	(0.3)
Interest income	1.0	0.8
Currency revaluation effect	(0.6)	(1.4)
Fair value of plan assets, end of year	17.7	16.4
Funded status at end of year(1)	$(2.6)	$(1.1)
(1)At December 31, 2019, the Swedish plan had a funding status of $2.5 million and the German plan had a funding status of $(5.1) million. At December 31, 2018, the Swedish plan had a funding status of $3.0 million and the German plan had a funding status of $(4.1) million.
Under the Swedish plan, a 100 basis point discount rate decrease would increase the 2019 defined benefit obligation by $2.7 million, with all other items remaining the same. Under the German plan, a 50 basis point decrease in the discount rate would increase the benefit obligation by $0.7 million, with all other items remaining the same. Conversely, a 50 basis point increase in the discount rate would decrease the benefit obligation by $0.6 million.
The accumulated benefit obligation for the years ended December 31, 2019 and 2018 was $20.3 million and $17.5 million, respectively.
The components of net periodic pension expense for the years ended December 31, 2019, 2018, and 2017 are as follows:

(Millions)	2019	2018	2017
Service cost	$(0.9)	$(1.2)	$(0.8)
Interest cost	0.1	0.1	2.2
Actuarial (loss)	(0.5)	(0.8)	(0.3)
Net periodic pension expense	$(1.3)	$(1.9)	$1.1

The employer benefit payments/settlements for the years ended December 31, 2019 and 2018 were $0.3 million and $0.4 million, respectively. As of December 31, 2019, the projected benefit payments required for the defined pension benefits plans are as follows:

(Millions)	December 31, 2019
2020	$0.5
2021	0.4
2022	0.4
2023	0.4
2024	0.5
2024-2028	3.1
Total benefit payments required	$5.3

Defined contributions plans
Non-U.S.
In the United Kingdom, Sirius International contributes 12% of the employee's salary. Contributed funds are invested into an annuity of the employee's choice. In Belgium, Sirius International contributes 6.5%-8.5% of the employee's salary. Employees in Switzerland are eligible to participate in the industry-sponsored Swisscanto pension plan ("Swisscanto plan"). The Swisscanto plan is a combination of a defined contribution and a defined benefit plan. For the Swisscanto plan, Sirius International incurs 60%-70% of the total premium charges and the employees incur the remaining 30-40%. As of December 31, 2019 and 2018, the projected benefit obligation of Sirius International's various benefit plans was $20.3 million and $17.5 million, and the funded status was $(2.6) million and $(1.1) million, respectively. Sirius International recognized expenses related to these various plans of $8.3 million, $7.6 million, and $4.9 million in 2019, 2018, and 2017, respectively.
Sirius Bermuda sponsors defined contribution plans, which cover substantially all of the employees of Sirius Bermuda. Under these plans, Sirius Bermuda is required to contribute 10% of each participant's salary into an individual account maintained by an independent pension administrator. Employees become vested in the Sirius Bermuda contributions after two years of service. Sirius Bermuda recognized expenses of $0.6 million, $0.5 million and $0.4 million during the years ended December 31, 2019 and 2018, and 2017, respectively.
U.S.
Sirius International Holding Company, Inc. ("SIHC") sponsors a defined contribution plan (the "SIHC 401(k) Plan") which offers participants the ability to invest their balances in several different investment options. The SIHC 401(k) Plan provides qualifying employees with matching contributions of 100% up to the first 2% and 50% of the next 4% of salary (subject to U.S. federal limits on allowable contributions in a given year). Total expense for matching contributions to the SIHC 401(k) Plan was $0.8 million, $0.8 million, and $1.3 million in 2019, 2018, and 2017, respectively. Additionally, all participants in the SIHC 401(k) Plan can earn a variable contribution of up to 7% of their salary, subject to the applicable IRS annual covered compensation limits ($0.3 million for 2019) and contingent upon Sirius Group's performance. During 2019 and 2018, there were no variable contributions to the SIHC 401(k) Plan. Total expense for variable contributions to the SIHC 401(k) Plan was $0.3 million in 2017.
IMG sponsors a 401(k) retirement savings plan (the "IMG 401(k) Plan"). IMG 401(k) Plan participants may elect to have a percentage of their salaries contributed to the IMG 401(k) Plan on a pre-tax basis subject to annual limits prescribed under the Internal Revenue Code. IMG makes safe harbor matching contributions to the IMG 401(k) Plan equal to 100% of participants' deferrals up to the first 1% of eligible compensation and 50% of participants' deferrals between 1% and 6% of eligible compensation. IMG may also elect to make discretionary contributions to the IMG 401(k) Plan which are allocated based on compensation. IMG made matching contributions to the IMG 401(k) Plan of $0.7 million and $0.6 million during 2019 and 2018, respectively, and $0.3 million from the date of acquisition to December 31, 2017.
Armada maintains a qualified 401(k) plan (the "Armada 401(k) Plan"). Under provisions of the Armada 401(k) Plan, Armada may make discretionary, matching contributions. Matching contributions into the Armada 401(k) Plan totaled $0.2 million and $0.2 million during 2019 and 2018, respectively, and $0.1 million from the date of acquisition to December 31, 2017.
Share-Based and Other Long-Term Incentive Compensation Plans

Sirius Group's compensation plans include grants for various types of share-based and non-share-based compensation awards to key employees and directors of Sirius Group. As of December 31, 2019, Sirius Group's share-based compensation awards consist of performance shares units, restricted share units, restricted stock and options.
2018 Omnibus Incentive Plan

The 2018 Omnibus Incentive Plan ("Plan"), which governs share-based awards to be issued to employees and directors, was adopted by the Board on August 6, 2018. The total number of shares authorized to be issued under the Plan was 14,114,904. As of December 31, 2019, the total number of shares available for issuance under the share-based awards was 8,416,533, including shares that remained available under 2016 Long Term Incentive Plan.
2019 Long Term Incentive Awards
In 2019, the Company granted 2019 Long Term Incentive Awards ("2019 LTI") to certain employees which are comprised of Restricted Share Units ("RSUs") and Performance Share Units ("PSUs"). The PSUs provide the opportunity for the participant to receive shares of the Company's common stock based on Sirius Group achieving specified performance goals at the end of a three-year performance period. These performance goals are pre-established by the Sirius Group Compensation Committee at the grant date of the award. The actual number of PSUs earned can vary from 0% to 200% of the target depending on Sirius Group's performance against the pre-established goals. RSUs are earned based solely on continued service by the participant.
Grant date fair value of the PSUs and RSUs is equal to the closing price of Sirius Group's common stock on the grant date of the award. Grant date fair value of the awards was $12.75 per unit.
Supplemental Awards
The Company has also granted supplemental incentive compensation awards ("Supplemental Awards") to certain members of senior management in the form of RSUs. Supplemental awards are retention-based and have no performance conditions. The units can only be settled in common shares and vest on either the second or third anniversary of the date of the grant and contain certain restrictions, related to, among other things, forfeitures in the event of termination of employment and transferability.
Option to Purchase Shares

A block of stock options exercisable for 1,374,945 shares was issued as part of the 2019 LTI. The options expire five years from the grant date and have a three-year service condition. The fair value of the stock options estimated on the grant date using the Black-Scholes model was determined to be $2.8 million. The exercise price of the stock options is $12.75.

The following assumptions were used to value stock options granted:

Expected annual dividend yield	1.75%
Expected volatility(1)	20%
Risk-free interest rate(2)	2.51%
Expected term(3)	4 years
(1)Expected volatility was estimated based on the historical volatility of the shares of a peer group of companies.
(2)Risk free rate was based on US 5-year semi-annual treasury rate interest rate.
(3)The Company used the simplified method for estimating the expected term.

IPO Incentive Awards

In connection with the Merger, the Company granted incentive compensation awards to certain members of senior management ("IPO Incentive Awards") through its 2018 Omnibus Incentive Plan. The original terms of the IPO Incentive Award required employees to purchase the Company's common stock in order to be issued corresponding PSUs. On February 27, 2019, Sirius Group modified the plan to terminate the obligation that required participants to purchase shares in order to receive the award shares. Modification applied to to all recipients of the award.

PSUs vest over three years, 25% based on return of equity ("ROE") performance during each of the 2019, 2020, and 2021 fiscal years and 25% based on the average ROE performance during the 2019 through 2021 period. Payouts begin at 0% of awarded shares for a 4.5% ROE, 100% at a 9.0% ROE and 150% at a 13.5% ROE with linear interpolation in between. The employee must remain employed through the end of the applicable performance period to vest in the shares earned in that performance period.
The grant date fair value of the award was equal to the closing price of Sirius Group's common stock on the grant date of the award or $12.75 per unit.
Employee Share Purchase Plan
Effective August 22, 2018, the Company established an ESPP which allowed all employees of the Company and its subsidiaries to purchase up to 1,000, but no less than 100 shares of Sirius Group in connection with the transaction with Easterly. The purchase price of each common share purchased by a participant is equal to 85% of market value for the first 100 shares and 100% of market value for any additional shares purchased. Participants can either purchase the shares in cash or be issued a full-recourse promissory note by the Company, secured by the shares, payable via payroll deductions.
149,236 shares were purchased under the ESPP during 2018. No further purchases are permitted under the ESPP.
Net promissory notes as of December 31, 2019 and 2018 total $0.4 million and $0.9 million, respectively.
2016 Long Term Incentive Plan
Sirius Group has historically awarded long-term incentive compensation in the form of three-year, cliff-vested, performance units or phantom performance shares that can be paid in cash, or upon Sirius Group becoming public, Sirius Group common shares, at the discretion of the Compensation Committee. Performance shares compound through the end of the three-year award period based on a selection performance metrics during the period. The performance goals were determined by the Compensation Committee of the Board of Directors upon granting of awards.
There was no 2019 award issued under the 2016 Long Term Incentive Plan ("2016 LTIP") as it was replaced by the 2018 Omnibus Incentive Plan on a go-forward basis. Additionally, for the two three-year performance cycles still outstanding under the legacy 2016 LTIP, now that Sirius Group's common shares are publicly traded, upon vesting of these awards, (i) each phantom performance share will be valued at the market price of a common share at the time of payout and (ii) the Compensation Committee has discretion to settle these awards in common shares rather than cash.
During the year ended December 31, 2019, Sirius Group paid $3.3 million to employees for share-based awards. No payments were made for share-based awards during the years ended December 31, 2018 and 2017.
The following tables present pre-tax and after-tax share-based compensation expense recognized under the above plans:

(Millions)	2019	2018	2017
PSUs - IPO Incentive Awards(1)	$0.7	$1.5	$—
PSUs - 2019 LTI	0.8	—	—
RSUs	5.8	—	—
Stock Options	0.8	—	—
LTIP(2)(3)	(3.4)	1.0	—
Total share-based compensation expense - pre-tax	$4.7	$2.5	$—
(1)2019 includes a reversal of 2018 accrual of $1.5 related to modification of the award.
(2)Legacy 2016 LTIP includes two open cycles in 2019 and three open cycles in 2018.
(3)For the year ended December 31, 2017, $3.9 of expense associated with phantom share awards has been excluded.

(Millions)	2019	2018	2017
PSUs - IPO Incentive Awards(1)	$0.6	$1.2	$—
PSUs - 2019 LTI	0.7	—	—
RSUs	4.6	—	—
Stock Options	0.6	—	—
LTIP(2)(3)	(2.7)	0.8	—
Total share-based compensation expense - after-tax	$3.8	$2.0	$—
(1)2019 includes a reversal of 2018 accrual of $1.2 related to modification of the award.
(2)Legacy 2016 LTIP includes two open cycles in 2019 and three open cycles in 2018.
(3)For the year ended December 31, 2017, expense associated with phantom share awards has been excluded.
The following tables present unrecognized compensation cost associated with unvested awards and weighted average period over which it is expected to be recognized:

(Millions)	December 31, 2019
	PSUs - IPO Incentive Awards	PSUs - 2019 LTI	RSUs	Stock Options	LTIP
Unrecognized compensation cost related to unvested awards	$4.0	$2.0	$11.8	$2.0	$0.7
Weighted average recognition period (years)	2.0 years	2.0 years	1.9 years	2.2 years	1.0 year

The following table summarizes outstanding share-settled awards as of the end of the year ended December 31, 2019:

As of and for the year ended December 31, 2019	Number of Shares
	PSUs - IPO Incentive Awards	PSUs - 2019 LTI	RSUs	Stock Options	LTIP(1)
Unvested, beginning of the year	—	—	—	—	1,765,637
Granted(2)	756,183	408,370	1,428,185	1,374,945	—
Vested	—	—	—	—	33,307
Forfeited(3)	201,020	17,234	74,333	—	861,859
Unvested, end of the year	555,163	391,136	1,353,852	1,374,945	870,471
(1)Includes 2017 and 2018 legacy LTIP award cycles. Unearned portion of the 2017 LTIP was included in forfeited shares.
(2)IPO Incentive Award was included in the granted line due to its modification during 2019.
(3)Shares that are unearned as a result of missing minimum performance indicators are included in forfeited shares.
Non-Employee Compensation
Certain non-employee independent directors received share-based compensation in the form of restricted shares which vest after one year of issuance. During 2019 and 2018, Sirius Group granted non-employee directors 37,039 and 24,475 restricted shares, and recognized share-based compensation expense of $0.3 million and $0.3 million, respectively.
Transaction and Retention Bonuses
From time to time, the Company may issue cash-settled retention awards to its employees. In 2019, Sirius Group issued retention awards to certain key employees of the Company that will vest and be paid in equal proportions on or prior to March 15, 2020 and on or prior to March 15, 2021, subject to continued employment on the applicable vesting date. In total the retention awards issued were $10.7 million, of which, during the year ended December 31, 2019, the Company recognized $2.1 million in General and administrative expenses.
Under the SPA, bonus arrangements for certain employees of Sirius Group were granted. Certain of these bonus arrangements were paid to bonus recipients as compensation for services performed before the sale date ("transaction bonuses"). In addition, certain employees received additional bonus payments under the bonus arrangements after the 12th month and 20th month anniversary of the sale date ("retention bonuses"). Under the SPA, White Mountains agreed to pay the Company an amount equal to the transaction bonuses plus the employer-paid portion of employment or similar taxes less tax benefits attributable to the payment. In addition, White Mountains also agreed to pay the Company for the retention bonuses under the same terms as the transaction bonuses shortly after Sirius Group paid those amounts to the employees. During 2017, Sirius Group recorded $36.9 million in General and administrative expenses in connection with the transaction bonuses. The Company was paid $25.3 million and $30.5 million in 2018, and 2017, respectively, from its former parent for the transaction and retention bonuses after employment costs and taxes, which was recorded as Additional paid-in surplus. During 2019, the Company was not paid any amount from its former parent for the transaction and retention bonuses. During the years ended December 31, 2018 and 2017, Sirius Group recorded $13.3 million and $17.6 million, respectively, in General and administrative expenses in connection with these retention bonuses.
In addition, for the years ended December 31, 2018 and 2017, under the SPA, White Mountains paid Sirius Group for certain incentive awards that the Company paid to its employees, with $1.4 million and $2.5 million, respectively, recorded as Additional paid-in surplus. No payment from White Mountains was received by Sirius Group for the incentive awards in 2019.